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                                                                   Exhibit 10.26

                             STOCK OPTION AGREEMENT
                                       FOR
                              NONEMPLOYEE DIRECTORS
                              ---------------------

      AGREEMENT dated this 22nd day of May, 1997, between Oriole Homes Corp., a Florida corporation (hereinafter called the "Company"), and Paul R. Lehrer (hereinafter called the "Eligible Director").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, the Company's shareholders approved (on May 9, 1994) the adoption of the 1994 Stock Option Plan for Nonemployee Directors (the "Plan") pursuant to which each Eligible Director is entitled to receive a grant to purchase 1,200 Shares per year, up to a maximum of 6,000 Shares:

      WHEREAS, the Executive Committee of the Board of Directors of the Company (the "Committee") has this day granted to each Eligible Director an option to purchase 1,200 shares of Class B Common Stock, par value $.10 per share, (the "Shares") of the Company, and at the option price, all as hereinafter stated, such option to be exercisable not more than ten (10) years after the date hereof; and

      WHEREAS, the Eligible Director is willing to accept said option and to be bound by the terms and conditions thereof; and

      WHEREAS, the execution and delivery of this Agreement has been duly authorized by the Board of Directors of the Company;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable considerations, the receipt whereof is hereby acknowledged, the parties hereto, including to be legally bound hereby, agree as follows:

                           GRANT OF OPTION: ADJUSTMENT
                           OF SHARES COVERED BY OPTION
                           ---------------------------

      1.1 The Company hereby grants to the Eligible Director an option to purchase from the Company, upon the terms and conditions hereinafter set forth, 1,200 shares of Class B Common Stock, par value $.10 per share (the "Shares"), for a cash consideration of $7.375 per share.

      1.2 The number of Shares above stated, and the purchase price thereof, may be subject to adjustment from time to time as provided herein.

                                    VESTING
                                    -------

      2.1 This option shall vest and become nonforfeitable on the day of the Annual Meeting following the date hereof if the Eligible Director continues to serve as a Director.







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                               PAYMENTS FOR SHARES
                               -------------------

      3.1 The option price of the shares to be purchased pursuant to each exercise of the within option shall be paid to the Company by the Eligible Director in full in cash or by bank certified, cashier's or personal check at the time of exercise of the option.


                               EXERCISE OF OPTION
                               ------------------

      4.1 The within option may be exercised according to the following schedule:

              4.1.1  Fifty  (50%)   percent  of  the  options   granted   become
exercisable on the date of the first Annual Meeting after the date hereof.

              4.1.2 The remaining fifty (50%) percent of the options granted become exercisable on the date of the second Annual Meeting after the date hereof.

                                 TERM OF OPTION
                                 --------------

      5.1 The options granted shall expire ten years from the date hereof, but are subject to earlier termination as follows:

              5.1.1 In the event of the termination of the optionee's service as a Director, other than by reason of retirement, total and permanent disability, or death, the options granted herein that have not been exercised shall automatically expire on the effective date of termination.

              5.1.2 In the event of termination of the optionee by reason of retirement or total and permanent disability, all vested options shall become exercisable to the full extent of the number of Shares remaining then outstanding, regardless of whether such options were previously exercisable and each such option shall expire four years after the date of such termination or on the stated grant expiration date whichever is earlier.

              5.1.3 In the event of the death of the optionee while he is still a Director, vested options as per Section 2.1 hereof shall become exercisable, to the full extent of Shares remaining covered by such options, regardless of whether such options were previously exercisable and each such option shall expire four years after the date of death of such optionee or on the stated grant expiration, whichever is earlier.

                       RESTRICTIONS ON EXERCISE OF OPTION
                     AND SALE OF STOCK BY ELIGIBLE DIRECTOR
                     --------------------------------------

      6.1     The within option shall not be exercisable if:

              (a)  The  exercise   thereof  will  involve  a  violation  of  any
applicable federal or state securities law; or

              (b) The exercise thereof will require registration under the Securities Act of 1933, as amended, of the shares of stock or other securities of the Company to be purchased by the Eligible Director pursuant to such exercise.

      6.2 The Company hereby agrees to make such reasonable efforts to comply with any applicable state securities law as the Committee of the Company shall determine are reasonably necessary but such efforts shall not subject the Company to unreasonable expense or hardship.





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      6.3 At the  time  of any  exercise  of the  within  option,  the  Eligible
Director shall represent to and agree with the Company in writing that he is acquiring the shares in respect of which the option is being exercised for the purpose of investment and not with a view of distribution.

      6.4 The Eligible Director agrees that he will not sell or otherwise dispose of any shares of stock or other securities of the Company purchased by him pursuant to the exercise of all or any portion of the within option at any time unless there is an effective Registration Statement in respect of such shares or other securities under the provisions of the Securities Act of 1933, as amended, or counsel for the Company is reasonably satisfied that an exemption from such registration provisions is available to the Company and the Eligible Director.

                                  MISCELLANEOUS
                                  -------------

      7.1 This Agreement shall be binding upon and inure to the benefit of the Company and its successors and the Eligible Director and his executors, administrators or personal representatives provided that the within option shall be non-transferable by the Eligible Director otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Eligible Director the option shall be exercisable only by him.

      7.2 In the event there are any changes in the capitalization of the Company through merger, consolidation, recapitalization, stock dividend or other change in the corporate or capital structure of the Company, appropriate adjustments, as may seem equitable to the Committee shall be made in the number of shares and the exercise price per share of the options to prevent dilution of the rights granted hereunder.

      7.3 This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida.

      7.4 This Agreement shall become effective as of the date hereof and, unless sooner terminated, shall remain in effect for a period of ten (10) years from the date hereof. This Agreement may be terminated at any time by mutual consent of the parties hereto, but no modification or amendment of this Agreement shall become effective until such modification or amendment shall have been approved by the Committee.

      IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed by its President or Vice President and the Eligible Director has executed this Agreement, the day and year first above written.



                                        ORIOLE HOMES CORP.




                                        By: /S/ RICHARD D. LEVY
                                        -----------------------
                                        Richard D. Levy
                                        Chief Executive Officer



                                        /S/ PAUL R. LEHRER
                                        ------------------
                                        Eligible Director





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